NYSE Euronext Board Appoints Duncan L. Niederauer as Chief Executive Officer;
John A. Thain Accepts Position of Chairman and CEO at Merrill Lynch

NEW YORK, Nov. 14, 2007 - The NYSE Euronext (NYX) Board of Directors has
appointed Duncan L. Niederauer to be Chief Executive Officer, effective Dec. 1, 2007 to fill the position vacated by John A. Thain, who has accepted the role of Chairman and
Chief Executive Officer at Merrill Lynch.

"In Duncan, we move forward with an outstanding individual who has contributed to our global business strategy and has in-depth knowledge and experience in securities trading and the rapidly evolving exchange landscape," said Jan-Michiel Hessels, Chairman, NYSE
Euronext. "On behalf of the NYSE Euronext Board of Directors, I look forward to working with Duncan on producing value for our customers and shareholders and building upon the growth and success realized in recent years.

"My colleagues on the board and I wish John Thain well in his new role at Merrill Lynch,"
Mr. Hessels added. "John has led NYSE Euronext and the New York Stock Exchange with great strategic skill, and a true commitment to growth, innovation and value creation.
John's numerous accomplishments will continue to serve our company and our constituents very well in the years to come."

As per the NYSE Group-Euronext merger agreement, the appointment of Mr. Niederauer is subject to the non-objection of the European College of Regulators. Following confirmation, Mr. Niederauer will become a member of the NYSE Euronext Board of
Directors.

NYSE Euronext's Duncan Niederauer said: "I am excited about the opportunity to lead this great company. NYSE Euronext is uniquely positioned to build upon our leadership role in financial services on a global scale and to produce exceptional value for customers and shareholders. We have a well-defined business strategy in place, and I look forward to continuing to work with our global team and our customers in the years ahead."

Mr. Thain led the successful transformation of the New York Stock Exchange into a customer-oriented, publicly traded, and diversified global financial marketplace with the mergers with Archipelago Holdings and Euronext N.V.

"It has been an honor and privilege to have led the world's leading financial marketplace and to have been part of an exciting business transformation," said Mr. Thain, who joined the New York Stock Exchange as CEO on January 15, 2004. "With the outstanding commitment of a talented management team and staff, we modernized and diversified our business model for the benefit of our customers and shareholders, and pioneered global market consolidation. As the brand leader worldwide, NYSE Euronext is a more customer-focused organization and has a well-defined strategy for the future."

Jean-Francois Theodore, Deputy CEO, said: "It has been a privilege to work with John
Thain, under whose leadership we have successfully achieved the creation of the first and only global exchange group. I very much look forward to working with Duncan, whose exceptional market and business knowledge will enable us to successfully continue the development and implementation of our global strategy."

About Duncan L. Niederauer
Duncan L. Niederauer, 48, joined NYSE Euronext as President and Co-Chief Operating
Officer of NYSE Euronext on April 9, 2007. He is a member of the NYSE Euronext
Management Committee with responsibility for U.S. cash equities operation including
Institutional and Member Firm Client Group sales and client services for both NYSE and
NYSE Arca.

Mr. Niederauer was Managing Director and Co-Head of the Equities Division Execution
Services franchise, Goldman, Sachs & Co. He joined Goldman in 1985 and the Equities
Division in 1987. In 2000, Mr. Niederauer relocated to the headquarters of Spear, Leeds
& Kellogg. In that capacity he managed the firms' global clearing and execution business.
He also ran the Equities E-Commerce effort, was the global head of portfolio trading and spent time in Tokyo in Derivatives and Japanese products.

Mr. Niederauer has served on the board of managers of Archipelago Holdings, LLC and thereafter served as an observer to Archipelago's board of managers in a non-voting capacity until their conversion to a Delaware corporation in August, 2004.
He earned an MBA from Emory University and a BA from Colgate University, where he currently serves on the Board of Trustees.

About John A. Thain
Mr. Thain, 52, became Chief Executive Officer and a Director of NYSE Euronext
following the NYSE Group and Euronext N.V. merger. Mr. Thain had been Chief
Executive Officer and Director of NYSE Group, Inc., upon the March 8, 2006 merger with
Archipelago Holdings and the New York Stock Exchange. He joined the NYSE on January
15, 2004, serving as Chief Executive Officer and a Director.

Prior to joining the NYSE, Mr. Thain served as president and chief operating officer of
Goldman Sachs Group, Inc. since July 2003 and was previously president and co-chief operating officer from May 1999 through June 2003; he had been a director since 1998.
He was president and co-chief operating officer of The Goldman Sachs Group, L.P. in
1999. From 1994 to 1999, Mr. Thain served as chief financial officer and head of operations, technology and finance. From 1995 to 1997, he was also co-chief executive officer for European operations.

Mr. Thain is a member of The MIT Corporation, the Dean's Advisory Council -
MIT/Sloan School of Management, INSEAD - U.S. National Advisory Board, the James
Madison Council of the Library of Congress and the Federal Reserve Bank of New York's
International Capital Markets Advisory Committee. He is also a member of the Board of
Managers of The New York Botanical Garden, a member of the Business Roundtable, a member of the Board of Directors of the French-American Foundation and a governor of the New York-Presbyterian Foundation, Inc., a trustee of New York-Presbyterian
Hospital and a General Trustee of Howard University.

Mr. Thain received an MBA from Harvard University in 1979 and a B.S. degree from
Massachusetts Institute of Technology in 1977.

About NYSE Euronext (NYSE: NYX)
NYSE Euronext, a holding company created by the combination of NYSE Group, Inc. and Euronext N.V., commenced trading on April 4, 2007. NYSE Euronext (NYSE Euronext: NYX) operates the world's largest
and most liquid exchange group and offers the most diverse array of financial products and services.   NYSE
Euronext, which brings together six cash equities exchanges in five countries and six derivatives exchanges in six countries, is a world leader for listings, trading in cash equities, equity and interest rate derivatives, bonds and the distribution of market data. Representing a combined $30.3 trillion/Euro 21.3 trillion total market capitalization of listed companies and average daily trading value of approximately $139 billion/Euro 103 billion (as of September 30, 2007), NYSE Euronext seeks to provide the highest standards of market quality and integrity, innovative products and services to investors, issuers, and all users of its markets.

Cautionary Note Regarding Forward-Looking Statements
This press release may contain forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYSE Euronext's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on NYSE Euronext's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYSE Euronext's results to differ materially from current expectations include, but are not limited to: NYSE Euronext's ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk and U.S. and global competition, and other factors detailed in NYSE Euronext's reference document for 2006 ("document de reference") filed with the French Autorite des Marches Financiers (Registered on June 6, 2007 under No.
R.07-0089), 2006 Annual Report on Form 10-K, as amended, and other periodic reports filed with the U.S.
Securities and Exchange Commission or the French Autorite des Marches Financiers. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by NYSE Euronext that the projections will prove to be correct. This press release speaks only as of this date. NYSE Euronext disclaims any duty to update the information herein.

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